UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 18, 2010

CCA Industries, Inc.
 (Exact name of registrant as specified in its charter)

DELAWARE	1-31643	04-2795439
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 Murray Hill Parkway, East Rutherford, New Jersey	07073
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (201) 330-1400

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Appointment of Certain Officers

The Board of Directors has appointed Dunnan D. Edell as Chief Executive Officer and President of CCA Industries, Inc. effective December 1, 2010. Drew Edell has also been appointed Corporate Secretary effective on the same date. David Edell, the current Chief Executive Office, and Ira Berman, Corporate Secretary, will remain as executives of the Company until December 31, 2010, at which time their employment contracts expire. Pursuant to the terms of their employment contracts, David Edell and Ira Berman will become consultants to the Company for a period of five years, and will also continue to serve on the Board of Directors. Ira Berman will continue as Chairman of the Board.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:	October 18, 2010

CCA Industries, Inc.

Registrant

By:	/s/ Ira W. Berman

Ira W. Berman Chairman of the Board